Exhibit 10.3

UNIQUE UNDERWRITERS, INC.

Investor Suitability Questionnaire

To: Prospective purchasers of Shares of Common Stock (the “Shares”) offered by UNIQUE UNDERWRITERS, Inc. (the “Company”).

The Purpose of this Questionnaire is to solicit certain information regarding your financial status to determine whether you are an “Accredited Investor,” as defined under applicable federal and state securities laws, and otherwise meet the suitability criteria established by the Company for purchasing Shares. This questionnaire is not an offer to sell securities.

Your answers will be kept as confidential as possible. You agree, however, that this Questionnaire may be shown to such persons as the Company deems appropriate to determine your eligibility as an Accredited Investor or to ascertain your general suitability for investing in the Shares.

Please answer all questions completely and execute the signature page

A. Personal

1. Name:___________________________________________________

2. Address of Principal Residence:_________________________________

___________________________________________ County:__________

3. Residence Telephone: (______)_____________________

4. Where are you registered to vote?________________________________

5. Your driver’s license is issued by the following state:_________________

6. Other Residences or Contacts: Please identify any other state where you own a residence, are registered to vote, pay income taxes, hold a driver’s license or have any other contacts, and describe your connection with such state:

___________________________________________________________

___________________________________________________________

7. Please send all correspondence to:

(1)_____ Residence Address (as set forth in item A-2)

(2)_____ Business Address (as set forth in item B-1)

8. Date of Birth:_________________________________________________

9. Citzenship:___________________________________________________

10. Social Security or Tax I.D. #:_____________________________________

B. Occupations and Income

1. Occupation:____________________________________________

(a) Business Address:_________________________________

__________________________________________________

(b) Business Telephone Number: (______)_________________

2. Gross income during each of the last two years exceeded:

(1)_____$25,000 (2)_____$50,000

(3)_____$100,000 (4)_____$200,000

3. Joint gross income with spouse during each of the last two years exceeded $300,000

(1)_____Yes (2)_____No

4. Estimated gross income during current year exceeds:

(1)_____$25,000 (2)_____$50,000

(3)_____$100,000 (4)_____$200,000

5. Estimated joint gross income with spouse during current year exceeds $300,000

(1)_____Yes (2)_____No

C. Net Worth

1. Current net worth or joint net worth with spouse (note that “net worth” includes all of the assets owned by you and your spouse in excess of total liabilities, including the fair market value, less any mortgage, of your principal residence.)

(1)_____$50,000-$100,000 (2)_____$100,000-$250,000 (3)_____$250,000-$500,000

(4)_____$500,000-$750,000 (5)_____$750,000-$1,000,000 (6)_____over $1,000,000

2. Current value of liquid assets (cash, freely marketable securities, cash surrender value of life insurance policies, and other items easily convertible into cash) is sufficient to provide for current needs and possible personal contingencies:

(1)_____Yes (2)_____No

D. Affiliation with the Company

Are you a director or executive officer of the Company?

(1)_____Yes (2)_____No

E. Investment Percentage of Net Worth

If you expect to invest at least $150,000 in Shares, does your total purchase price exceed 10% of your net worth at the time of sale, or joint net worth with your spouse.

(1)_____Yes (2)_____No

F. Consistent Investment Strategy

Is this investment consistent with your overall investment strategy?

(1)_____Yes (2)_____No

G. Prospective Investor’s Representations

The information contained in this Questionnaire is true and complete, and the undersigned understands that the Company and its counsel will rely on such information for the purpose of complying with all applicable securities laws as discussed above. The undersigned agrees to notify the Company promptly of any change in the foregoing information which may occur prior to any purchase by the undersigned of securities from the Company.

Prospective Investor:

__________________________________ Date:________________, 2010

Signature

__________________________________

Signature (of joint purchase if purchase is to be

made as joint tenants or as tenants in common)